TYPE:    DEFA14A
SEQUENCE:   1
DESCRIPTION:   DEFINITIVE ADDITIONAL MATERIALS


SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14 (a) of the
                          Securities Exchange Act of 1934

     Filed by the Registrant	[X]

     Filed by a Party other than the Registrant	[_]

     Check the appropriate box:
     [ ]	Preliminary Proxy Statement
     [ ]	Confidential, For Use of the Commission Only (as permitted Rule
            14A 6(e) (2))
     [ ] 	Definitive Proxy Statement
     [X]	Definitive Additional Materials
     [ ]	Soliciting Material Pursuant to Rule 14a-11(c) Rule 14a-12

                             Sears, Roebuck and Co.

                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]    No fee required

     [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i) (1)
            and 0-11

     (1)    Title of each class of securities to which transaction applies:

     (2)    Aggregate number of securities to which transaction applies:

     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)    Proposed maximum aggregate value of transaction:

     (5)    Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount Previously Paid:

     (2)    Form, Schedule or Registration Statement No.:

     (3)    Filing Party:

     (4)    Date Filed:

[Sears, Roebuck and Co.
2000 Telephone Voting Script]


[1.] Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

[2.] Enter the Voter Control Number as it appears on the card followed by the pound sign.

[3.]  One moment please while we verify your information.

[4.] Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

[5.]  The company that you are voting is Sears Roebuck & Company.

[6.] Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

[7.] To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.

      [If 1, go to Playback.
       If 2, go to 8.]

[8.] Item # 1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

       [If 1, go to 9.
        If 2, go to 9.
        If 3, go to Director Exception.]

[Director Exception]
Enter the 2-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key. Or if you have completed voting on directors, press the pound key again.

      [If pound key entered twice, go to the next item.
       If valid nominee number, go to Next Nominee.]

[Next Nominee]
To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound key, or if you have completed voting on directors press the pound key again.

      [If pound key entered twice, go to the next item.
       If valid nominee number, go to Next Nominee.]

[Invalid Nominee Number]
You have entered an invalid nominee number.

       [Go to Next Nominee.]

[9.]  Item # 2.  To vote for, press 1; against, press 2; abstain, press 3.

      [If 1, go to 10.
       If 2, go to 10.
       If 3, go to 10.]

[10.]  Item # 3.  To vote for, press 1; against, press 2; abstain, press 3.

      [If 1, go to 11.
       If 2, go to 11.
       If 3, go to 11.]

[11.]  Item # 4.  To vote for, press 1; against, press 2; abstain, press 3.

      [If 1, go to 12.
       If 2, go to 12.
       If 3, go to 12.]

[12.] If you would like to attend the annual meeting, press 1. If not, press 2.

      [If 1, go to 13.
       If 2, go to 13.]

[13.] If you would like to discontinue mailing an annual report to this account, press 1. If not, press 2.

      [If 1, go to 14.
       If 2, go to 14.]


[14.]  You have cast your vote as follows:

       [Playback--Playback the appropriate vote for this proxy card.]
         [Default Playback]
          You have voted in the manner recommended by the Board of Directors.

       [Director Proposal Playback]
        [Voted for all nominees:]  Item #.  You have voted for all nominees.

        [Withhold from all nominees:] Item #. You have voted to withhold your vote from all nominees.

        [Withhold from individual nominees:] Item #. You have voted for all nominees except for the following nominee numbers

        [For/Against/Abstain Proposal Playback]
         Item # For  Against  Abstain

[15.] To confirm your vote, press 1. To cancel your vote, press 2. [If 1, go to 17.
        If 2, go to 16.]

[16.] Your vote has been cancelled. If you wish to vote another card, press 1 Otherwise, please hang up and mark, sign, and return your card in the envelope provided. Thank you for calling.
       [If 1, go to 1.]

[17.] Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.
       [If 1, go to 1.]
[Invalid Control Numbers]
We are unable to authenticate the information that you entered.

[No Key Pressed]
[Go to the same item (repeat three times); otherwise, go to Error.]

[Invalid Number]
[Go to the same item (repeat three times); otherwise, go to Error.]

[Error]
We are unable to process your request at this time. Thank you for calling.

[Call ends.]

[Sears, Roebuck and Co.
2000 Internet Voting Site]

[Internet Voting Screen #1]

[Vote by Net Graphic Omitted]
If you have more than one proxy card, please vote only one card at a time.
 1.  Enter the Voter Control Number that appears in the box on your proxy card.
     /                  /
 2. Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account.
     /    /
     If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

     Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social Security) Number for this account must match the numbers on our records.

 3.   Enter your e-mail address to receive an e-mail confirmation of your vote.
      /             /

      Enter your e-mail address again for validation.
      /             /

                           /Proceed/


[Internet Voting Screen #2]

SEARS
[Vote by Net Graphic Omitted]      Welcome!

                                   Name Line
                                   Address Line
                                   City, State Zip Line

                                   e-mail address:
                                   /              /

                                            /Proceed/

Copyright c 2000 EquiServe.  All rights reserved.


[Internet Voting Screen #3]

SEARS      Sears, Roebuck and Co.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         SEARS, ROEBUCK AND CO.

The undersigned, revoking any proxy previously given, hereby appoint(s) Arthur C. Martinez, Julian C. Day and Alan J. Lacy, and each of them, as proxies with full powers of substitution, to vote, as directed below, all shares the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders of Sears, Roebuck and Co. and authorizes each proxy to vote at his discretion on any other matter that may properly come before the meeting or at any adjournment of the meeting.

This card also provides voting instructions for any Sears common shares held on the undersigned's behalf in the Sears 401(k) Profit Savings Plan.

The nominees for election to the board of directors are: 01. Hall Adams, Jr.
                                                         02. James R. Cantalupo
                                                         03. W. James Farrell
                                                         04. Richard C.
                                                             Notebaert

To maximize the possible number of nominees elected to Sears, Roebuck and Co.'s Board of Directors, this proxy authorizes the proxies named above to cumulate all votes that the undersigned is entitled to cast at the annual meeting for and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, you must vote by mail.

                     The Board of Directors Recommends a Vote
                            "FOR" all Nominees for Director.
                            "FOR" Proposals 2 and 3.
                            "AGAINST" Proposal 4.

Check this box to vote all proposals in accordance with the recommendations of the Board of Directors.
                           /   /


The Board of Directors Recommends a Vote "FOR" all Nominees for Director.
    For All Nominees             Withhold
    Except As Noted              As To All
         Below                   Nominees
1.       /  /                      /  /

         /  / Hall Adams, Jr.      /  / James R. Cantalupo
         /  / W. James Farrell     /  / Richard C. Notebaert

   The Board of Directors Recommends a Vote "FOR" Proposals 2 and 3.

                                                         For  Against Abstain
2. Appointment of Deloitte & Touche LLP as independent   / /   / /     / /
   auditors for the year 2000.

                                                         For  Against Abstain
3. Approval of the Sears, Roebuck and Co. 2000 Employees / /   / /     / /
   Stock Plan.


The Board of Directors Recommends a Vote "AGAINST" Proposal 4.

                                                         For  Against Abstain
4. Shareholder proposal regarding the classified Board.  / /    / /     / /

------------------------------------------------------------------------------

Check the box below, if the option applies to you.

         / /  I will attend the Annual Meeting
         / / Please do not mail future Annual Reports. Another household member receives them.

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

                          /Submit Your Vote/


[Internet Voting Screen #4]

SEARS

[Vote by Net graphic omitted]
              Your proxy vote has been recorded as follows:

1. Director
   [Confirmation of vote.]

2. Appointment of Deloitte & Touche LLP as independent auditors for the year
   2000.
   [Confirmation of vote.]

3. Approval of the Sears, Roebuck and Co. 2000 Employees Stock Plan. [Confirmation of Vote.]

4. Shareholder proposal regarding the classified Board.
   [Confirmation of Vote.]

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the Proceed button.

                               /Proceed/

Copyright c 2000 EquiServe.  All rights reserved.


[Internet Voting Screen #5]

SEARS
[Vote By Net graphic omitted.]

Thank you for using EquiServ's Vote-By-Net Facility.
Your vote will be applied within 24 hours.

To sign up for electronic delivery of future Sears proxy materials and other shareholder mailings, please click the Proceed button below.

                               /Proceed/

To send comments regarding Sears or the Internet voting system, please click the button below.

                              /Submit Comments/

To report a change of address, please click the Proceed button below.

                              /Proceed/

To vote another proxy card, or to change your vote, please click the button below. You may now go to the /Sears, Roebuck and Co./ home page or the /EquiServe/ home page.

                             /Vote Another Proxy/

Copyright c 2000 EquiServe.  All right reserved.

[Sears 401(k) Profit Sharing Plan Trustee's Letter]

[State Street Global Advisors logo]
                                           Investment Management
                                           SSgA - Retirement Investment
                                            Services
                                           200 Newport Avenue
                                           North Quincy, MA 02171
                                           or - P. O. Box 1389
                                           Boston, MA 02104-1389

March 23, 2000

To:    Participants in the Sears 401(k) Savings Plan

Re:    The 2000 Annual Meeting of Shareholders of Sears, Roebuck and Co.

The 2000 Annual Meeting of Shareholders of Sears, Roebuck and Co. will be held on May 11, 2000 in the Merchandise Review Center, 3333 Beverly Road, Hoffman Estates, Illinois. Shareholders will vote on the following items:

1. The election of four directors to the company's board of directors;
2. The ratification of the appointment of Deloitte & Touche LLP as the company's independent auditors for 2000;
3. The adoption of the Sears, Roebuck and Co. 2000 Employees Stock Plan; and
4. A shareholder proposal relating to the classified board.

Enclosed are a letter from Sears Chairman, Arthur Martinez; the Notice of the Annual Meeting; the company's proxy statement, which describes the above items in detail; and the company's annual report. Please review the proxy statement and the annual report before voting your shares.

State Street Bank and Trust Company is the trustee of the Sears 401(k) Savings Plan. As a participant in the plan, you have the right to tell us how you want to vote the Sears shares allocated to your plan account. We will vote your plan shares as you direct, unless otherwise required by law. If you do not give a proper voting instruction, we will vote your plan shares in the same proportion as those shares for which we receive directions; we will vote plan shares that have not yet been allocated in the same way. This means that how you vote your own plan shares (or your decision not to vote) will affect how other shares held by the plan are voted.

The enclosed proxy card shows how many Sears shares you are entitled to vote as of March 13, 2000. This balance includes both the shares allocated to your plan account and the shares, if any, that you own outside the plan as a shareholder of record. By properly submitting your proxy card, you are providing two separate instructions-one for your plan shares and the other for shares, if any, you own as a shareholder of record.

Please vote your shares by Internet, phone or mail, according to the instructions attached to the proxy card. your instructions must be received before May 8, 2000 for your plan shares and before May 11, 2000 for non-plan shares.

Sincerely,

State Street Bank and Trust Company
as Trustee of the Sears 401(k) Savings Plan